Fees Summary	Nov. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,309.69
Total Fee Amount	11,309.69
Total Transaction Valuation	81,894,925.26
Total Offset Amount	0
Net Fee	$ 0
Offset Table N/A	N/A